Exhibit 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

In connection with the Quarterly Report of Pharmacyclics, Inc., a Delaware corporation (the “Company”), on Form 10-Q for the quarter ended March 31, 2015 as filed with the Securities and Exchange Commission (the “Report”), I, Robert W. Duggan, Chairman of the Board and Chief Executive Officer of the Company, certify, pursuant to §906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. §1350), that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ ROBERT W. DUGGAN

Robert W. Duggan
Chairman of the Board and Chief Executive Officer
(Principal Executive Officer)
May 4, 2015

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

In connection with the Quarterly Report of Pharmacyclics, Inc, a Delaware corporation (the “Company”), on Form 10-Q for the quarter ended March 31, 2015 as filed with the Securities and Exchange Commission (the “Report”), I, Manmeet S. Soni, Principal Financial and Accounting Officer of the Company, certify, pursuant to §906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. §1350), that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ MANMEET S. SONI

Manmeet S. Soni
Chief Financial Officer and Treasurer
(Principal Financial and Accounting Officer)
May 4, 2015